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                                                                    EXHIBIT 10.1


                             RENT REVIEW MEMORANDUM

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DATED 30th        day of August                               2000

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THE LANDLORD      ROOTMEAD LIMITED whose registered office is at:
                  8 Baker Street, London W1M 1DA

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THE TENANT        BELDRAY LIMITED whose registered office is at:
                  PO Box 20, Beldray Road, Bilston, West Midlands, WV14 7NF

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THE SURETY        KRUG INTERNATIONAL (UK) LIMITED whose registered office is at:
                  PO Box 20, Beldray Road, Bilston West Midlands, WV14 7NF

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By this Memorandum the Landlord and the Tenant and the Surety desire to record the fact that the Basic Rent and Heating Rent reserved by the Lease, brief particulars whereof appear below, have been reviewed in accordance with the provisions in that behalf therein contained and on and from 24 June 1999 (subject to further review in accordance with clause 5 of the Lease) are

The Basic Rent:            L.304,219 per annum

The Heating Rent:          L.15,781 per annum

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
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THE LEASE

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DATE       PARTIES                            PROPERTY                 TERM

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
8.6.1979   Barton Industrial Park Limited(1)  Land and Premises        35 years
           Beldray Limited(2)                 at Barton Industrial     from
           Butterfield-Harvey Limited(3)      Estate, Mount Pleasant   25.3.1979
                                              Beldray Road, Bilston,
                                              West Midlands

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Executed as a deed by the Landlord
acting by

         Director

         Director



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Executed as a deed by the Tenant
acting by

         Director                   /s/ Marshall Cooper

         Director/Secretary         /s/ Paul Jones



Executed as a deed by the Surety
acting by

         Director                   /s/ Alistair S. Firth

         Director                  /s/ Robert M. Thornton, Jr.